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                                                                    EXHIBIT 10.1













                             OXFORD INDUSTRIES, INC.

                           DEFERRED COMPENSATION PLAN




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                                TABLE OF CONTENTS


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                                                                                                                PAGE

ARTICLE I             DEFINITIONS.................................................................................1
         Section 1.1.      Account................................................................................1
         Section 1.2.      Beneficiary............................................................................1
         Section 1.3.      Board..................................................................................1
         Section 1.4.      Code...................................................................................1
         Section 1.5.      Committee..............................................................................1
         Section 1.6.      Company................................................................................1
         Section 1.7.      Compensation...........................................................................1
         Section 1.8.      Discretionary Contribution.............................................................1
         Section 1.9.      Eligible Employee......................................................................1
         Section 1.10.     Employee...............................................................................1
         Section 1.11.     ERISA..................................................................................1
         Section 1.12.     Excess Compensation....................................................................1
         Section 1.13.     401(k) Plan............................................................................2
         Section 1.14.     Matching Contribution..................................................................2
         Section 1.15.     Maximum Deferral Percentage............................................................2
         Section 1.16.     Minimum Deferral Amount................................................................2
         Section 1.17.     Oxford.................................................................................2
         Section 1.18.     Plan...................................................................................2
         Section 1.19.     Plan Year..............................................................................2
         Section 1.20.     Plan Year 2006.........................................................................2
         Section 1.21.     Pre-2005 Oxford Plan...................................................................2
         Section 1.22.     Retirement Age.........................................................................2
         Section 1.23.     Separates from Service or Separation from Service......................................2
         Section 1.24.     Tommy Bahama Plan......................................................................2
         Section 1.25.     Years of Service.......................................................................2

ARTICLE II            PARTICIPATION AND DEFERRAL ELECTIONS........................................................2
         Section 2.1.      Start-Up Deferral Elections............................................................2
                  (a)      Plan Year 2006 Elections...............................................................2
                  (b)      Other Start-Up Elections...............................................................3
         Section 2.2.      Annual Deferral Elections..............................................................3
                  (a)      Salary.................................................................................3
                  (b)      Bonuses................................................................................3
                  (c)      Commissions............................................................................3
         Section 2.3.      Minimum Deferral Amount................................................................3
         Section 2.4.      Ongoing Election.......................................................................4
         Section 2.5.      Effect of Hardship Withdrawal..........................................................4
         Section 2.6.      Form of Elections......................................................................4


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
ARTICLE III           MATCHING CONTRIBUTIONS......................................................................4

ARTICLE IV            DISCRETIONARY CONTRIBUTIONS.................................................................4

ARTICLE V             ACCOUNT ADJUSTMENTS.........................................................................4
         Section 5.1.      General................................................................................4
         Section 5.2.      Deferrals..............................................................................4
         Section 5.3.      Matching and Discretionary Contributions...............................................4
         Section 5.4.      Phantom Investments....................................................................5
         Section 5.5.      Phantom Investment Election............................................................5
         Section 5.6.      Phantom Investment Adjustments.........................................................5

ARTICLE VI            VESTING.....................................................................................6
         Section 6.1.      Amounts Deferred.......................................................................6
         Section 6.2.      Matching Contributions.................................................................6
         Section 6.3.      Discretionary Contributions............................................................6

ARTICLE VII           DISTRIBUTIONS...............................................................................6
         Section 7.1.      Distribution Elections.................................................................6
                  (a)      General................................................................................6
                  (b)      Ongoing Election.......................................................................6
                  (c)      Default................................................................................6
         Section 7.2.      Time of Distribution...................................................................6
                  (a)      Separation from Service................................................................6
                  (b)      Death..................................................................................6
                  (c)      In-Service.............................................................................7
                  (d)      Hardship Withdrawal due to Unforeseeable Emergency.....................................7
                  (e)      Delay of Payments Under Certain Circumstances..........................................7
         Section 7.3.      Distribution Forms.....................................................................8
                  (a)      Separation from Service After Retirement Age...........................................8
                  (b)      Separation from Service Before Retirement Age or Death.................................8
                  (c)      In-Service.............................................................................8
                  (d)      Installments...........................................................................8
         Section 7.4.      Beneficiary............................................................................8

ARTICLE VIII          NO FUNDING OBLIGATION.......................................................................8

ARTICLE IX            COMPLIANCE WITH CODE SECTION 409A...........................................................9

ARTICLE X             MISCELLANEOUS...............................................................................9
         Section 10.1.     Medium of Payment......................................................................9
         Section 10.2.     Making and Revoking Elections and Designations.........................................9
         Section 10.3.     Statements.............................................................................9
         Section 10.4.     Claims Procedure.......................................................................9
         Section 10.5.     Withholding............................................................................9
         Section 10.6.     No Liability...........................................................................9


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
         Section 10.7.     Nonalienation of Benefits..............................................................9
         Section 10.8.     Plan Administration....................................................................9
         Section 10.9.     Construction..........................................................................10
         Section 10.10.    No Contract of Employment.............................................................10
         Section 10.11.    ERISA.................................................................................10
         Section 10.12.    Amendment and Termination.............................................................10
         Section 10.13.    Pre-2005 Oxford Plan..................................................................10
                  (a)      Pre-2005 Deferrals....................................................................10
                  (b)      Post-2004 and Pre-2006 Deferrals......................................................10
         Section 10.14.    Tommy Bahama Plan.....................................................................10
                  (a)      Pre-2005 Deferrals....................................................................10
                  (b)      Post-2004 and Pre-2006 Deferrals......................................................11





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                             OXFORD INDUSTRIES, INC.

                           DEFERRED COMPENSATION PLAN

         The primary purpose of this Plan is to assist Oxford Industries, Inc. ("Oxford") and its subsidiaries in attracting and retaining employees of exceptional ability by (a) allowing a select group of management or highly-compensated employees of Oxford and certain of its subsidiaries to defer the payment of a portion of their compensation that otherwise would become payable to them, and (b) providing for discretionary contributions and matching contributions if matching contributions under the Oxford Industries, Inc. Retirement Savings Plan are limited as a result of a deferral under this Plan or as a result of the dollar limitation applicable to the 401(k) Plan under Section 401(a)(17) of the Code. The terms of this Plan supersede those of the Oxford Industries, Inc. Non-Qualified Deferred Compensation Plan adopted effective January 1, 2001, and the Viewpoint International, Inc. Nonqualified Deferred Compensation Plan adopted effective July 20, 2001, except with respect to amounts deferred prior to January 1, 2006, as provided in Sections 10.13 and 10.14.

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1. Account -- means the bookkeeping account maintained by or at the direction of the Committee to show as of any date the benefit of each Eligible Employee. Separate subaccounts may be established and maintained as part of an Eligible Employee's Account as the Committee deems necessary or appropriate to administer this Plan.

         Section 1.2. Beneficiary -- means the person or persons designated as such in accordance with Section 7.4.

         Section 1.3. Board -- means the Board of Directors of Oxford.

         Section 1.4. Code -- means the Internal Revenue Code of 1986, as amended.

         Section 1.5. Committee -- means the committee appointed by the Board to administer the Plan.

         Section 1.6. Company -- means Oxford and each subsidiary of Oxford that is designated by the Board as a participating company under this Plan.

         Section 1.7. Compensation -- means, for any Plan Year, "compensation" as defined in the 401(k) Plan for purposes of determining the amount of pre-tax contributions and matching contributions under such plan, without regard to any limitations on compensation imposed under Section 401(a)(17) of the Code, plus any deferrals made under this Plan for such Plan Year.

         Section 1.8. Discretionary Contribution -- means the amount, if any, credited to an Eligible Employee's Account in accordance with Article IV.

         Section 1.9. Eligible Employee -- means, for each Plan Year, any employee of a Company whose gross annual rate of base salary is $130,000 or more, with such salary threshold to be adjusted, at the Committee's discretion, for Plan Years subsequent to Plan Year 2006.

         Section 1.10. Employee -- means an employee of Oxford or any subsidiary of Oxford.

         Section 1.11. ERISA -- means the Employee Retirement Income Security Act of 1974, as amended.

         Section 1.12. Excess Compensation -- means the excess of an Eligible Employee's Compensation for a Plan Year over the Eligible Employee's "compensation" as defined in the 401(k) Plan for purposes of determining the amount of pre-tax contributions and matching contributions under such plan for such Plan Year.



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         Section 1.13. 401(k) Plan -- means the Oxford Industries, Inc.
Retirement Savings Plan, as amended and as in effect from time to time, or any other successor defined contribution maintained by Oxford or another Company that qualifies under Section 401(a) of the Code and satisfies the requirements of Section 401(k) of the Code.

         Section 1.14. Matching Contribution -- means the amount credited to an Eligible Employee's Account in accordance with Article III.

         Section 1.15. Maximum Deferral Percentage -- means, for each Plan Year, the maximum percentage of an Eligible Employee's base salary, bonus and, if authorized by the Committee for a Plan Year, commissions that can be deferred under the Plan, which shall be 50% of base salary, 100% of bonus, and 50% of commissions, unless otherwise determined by the Committee prior to the beginning of such Plan Year; provided, however, that no deferral election may reduce an Eligible Employee's compensation below an amount necessary to satisfy applicable employment and income tax withholding requirements.

         Section 1.16. Minimum Deferral Amount -- means, for each Plan Year, an amount equal to 1% of the Eligible Employee's base salary, unless otherwise determined by the Committee prior to the beginning of such Plan Year.

         Section 1.17. Oxford -- means Oxford Industries, Inc. and any successor to Oxford Industries, Inc.

         Section 1.18. Plan -- means this Oxford Industries, Inc. Deferred Compensation Plan.

         Section 1.19. Plan Year -- means the calendar year.

         Section 1.20. Plan Year 2006 -- has the meaning specified in Section 2.1(a).

         Section 1.21. Pre-2005 Oxford Plan -- means the Oxford Industries, Inc. Non-Qualified Deferred Compensation Plan adopted effective January 1, 2001, as thereafter amended, as such amended plan was in effect on October 3, 2004.

         Section 1.22. Retirement Age -- means (a) age 65 or (b) age 55 and 5 Years of Service.

         Section 1.23. Separates from Service or Separation from Service -- means the termination of employment with Oxford and all subsidiaries in such a manner as to constitute a "separation from service" within the meaning of
Section 409A of the Code and the regulations thereunder.

         Section 1.24. Tommy Bahama Plan -- means the Viewpoint International, Inc. Nonqualified Deferred Compensation Plan adopted effective July 20, 2001 as thereafter amended, as such amended plan was in effect on October 3, 2004.

         Section 1.25. Years of Service -- means "years of service" as defined in the 401(k) Plan.

                                   ARTICLE II

                      PARTICIPATION AND DEFERRAL ELECTIONS

         Section 2.1. Start-Up Deferral Elections.

                  (a) Plan Year 2006 Elections. Each person who qualifies as an Eligible Employee during the enrollment period established by the Committee ending on or prior to December 31, 2005 shall be eligible to participate in this Plan for the Plan Year beginning January 1, 2006 ("Plan Year 2006") and to make the following elections:

                  (1) Base Salary. Each such Eligible Employee may elect to defer up to the Maximum Deferral Percentage of his or her base salary earned for services performed in 2006. Any such election that is not


                                       2
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         revoked prior to the end of the enrollment period shall be irrevocable through the end of Plan Year 2006.

                  (2) Performance-Based Bonuses. Each such Eligible Employee who has been an Employee continuously from the date upon which performance criteria were established through the start of the enrollment period, shall be eligible to elect to defer up to the Maximum Deferral Percentage of his or her bonus earned for services performed during Oxford's fiscal year beginning in 2005 and ending in 2006; provided such election is made at least 6 months before the end of such performance period. Such bonus is intended to constitute "performance-based compensation" within the meaning of Section 409A of the Code.

                  (b) Other Start-Up Elections. Each person who first qualifies as an Eligible Employee after the enrollment period for Plan Year 2006, and who is treated as first becoming eligible to participate in an "account balance" plan maintained by a Company within the meaning of Section 409A of the Code and the regulations thereunder, shall be eligible to elect to participate in this Plan during the 30-day period starting on the date he or she first qualifies as an Eligible Employee. Such Eligible Employee may elect prior to the end of such 30-day period to defer up to the Maximum Deferral Percentage of his or her base salary and bonus, and if authorized by the Committee, commissions, for services performed after the date the Eligible Employee first begins to participate in the Plan (and not earlier than January 1, 2006). Any such election shall be irrevocable at the end of such 30-day period and through the end of the Plan Year for which it is made. The amount of any bonus deferred with respect to an election made after the beginning of a performance period will be pro rated in accordance with Section 409A of the Code and the regulations thereunder.

         Section 2.2. Annual Deferral Elections.

                  (a) Salary. An Eligible Employee shall have the right during the enrollment period established by the Committee to defer up to the Maximum Deferral Percentage of his or her base salary for services performed in the following Plan Year. Any such election that is not revoked by the end of the enrollment period shall be irrevocable immediately following the enrollment period and shall remain irrevocable through the end of the Plan Year for which it is made.

                  (b) Bonuses.

                  (1) Performance-Based Compensation Bonus. An Eligible Employee may elect during the annual enrollment period or any other election period that is at least 6 months before the end of a performance period to defer a "performance-based compensation" bonus earned for services performed during such performance period; provided that (i) such bonus constitutes "performance-based compensation" within the meaning of
         Section 409A of the Code, (ii) the performance period is at least 12 months, (iii) the election period is at least 6 months before the end of the performance period, (iv) the Eligible Employee has been an Employee continuously from the date upon which the performance criteria were established through the date of such election, and (v) at the time of the election, the compensation is not substantially certain to be paid or is not readily ascertainable.

                  (2) Bonus Not Treated As Performance-Based Compensation. If a bonus is not intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 409A of the Code, then an Eligible Employee may elect during an annual enrollment period established by the Committee to defer up to the Maximum Deferral Percentage of such bonus that otherwise would be payable to such Eligible Employee for services performed during the following Plan Year.

                  (c) Commissions. If the Committee in its discretion determines to allow deferrals to be made with respect to commissions for any Plan Year, an Eligible Employee may elect during the annual enrollment period established by the Committee preceding such Plan Year to defer up to the Maximum Deferral Percentage of his or her commissions that are treated under Section 409A of the Code as attributable to services performed by him or her during such Plan Year.


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         Section 2.3. Minimum Deferral Amount. An Eligible Employee's deferral elections for a Plan Year must provide for a deferral of base salary at least equal to the Minimum Deferral Amount for the Eligible Employee for that Plan Year (pro-rated for a start-up election pursuant to Section 2.1(b) or upon Separation from Service during a Plan Year).

         Section 2.4. Ongoing Election. A deferral election made in accordance with Sections 2.1 or 2.2 shall remain in effect for a subsequent Plan Year unless revised or revoked during the enrollment period for such Plan Year, unless the Committee requires a new election.

         Section 2.5. Effect of Hardship Withdrawal. An Eligible Employee who has taken a hardship withdrawal pursuant to Section 7.2(d) or has taken a hardship withdrawal pursuant to the 401(k) Plan shall have his or her deferral election under this Plan automatically cancelled effective immediately upon such withdrawal and for the remainder of the Plan Year in the case of a withdrawal under this Plan or for the remainder of the Plan Year and any subsequent Plan Year in which deferrals under the 401(k) Plan are suspended. Such Eligible Employee may recommence participation in the Plan only during an annual enrollment period and his or her election shall not become effective until the beginning of the following Plan Year.

         Section 2.6. Form of Elections. Any deferral election shall be made in the form and manner provided by the Committee for this purpose and in accordance with such other rules and procedures as may be established from time to time by the Committee.

                                  ARTICLE III

                             MATCHING CONTRIBUTIONS

         Unless otherwise determined by the Committee, Oxford shall credit each Eligible Employee's Account with a Matching Contribution equal to (a) 100% of his or her deferrals for such Plan Year that do not exceed 3% of his or her Excess Compensation for such Plan Year and (b) 50% of his or her deferrals for such Plan Year that exceed 3% but do not exceed 5% of his or her Excess Compensation for such Plan Year.

                                   ARTICLE IV

                           DISCRETIONARY CONTRIBUTIONS

         The Committee may credit each Eligible Employee's Account with a Discretionary Contribution, if any, at such times and in such amounts as recommended by the Committee and approved by the Nominating, Compensation and Governance Committee of the Board, or the Board, in its sole discretion.

                                   ARTICLE V

                               ACCOUNT ADJUSTMENTS

         Section 5.1. General. An Eligible Employee's benefit under this Plan shall be based entirely on the dollar value credited to his or her Account at any time, which will depend upon the amount deferred under Article II, the Matching Contributions credited under Article III, the Discretionary Contributions, if any, credited under Article IV, and the phantom investment adjustments made in accordance with this Article V.

         Section 5.2. Deferrals. Amounts deferred by an Eligible Employee shall be credited to his or to her Account as soon as practicable after the date that such compensation otherwise would have been payable to the Eligible Employee if no election had been made under Article II.

         Section 5.3. Matching and Discretionary Contributions. The Matching Contribution and Discretionary Contribution, if any, shall be credited to an Eligible Employee's Account as of the end of the calendar year, or at such time as otherwise may be determined by the Committee in its absolute discretion.

         Section 5.4. Phantom Investments. The Committee from time to time shall select one or more investment funds that will serve as hypothetical investment options for the deferrals, Matching Contributions and Discretionary Contributions credited to an Account ("phantom investment funds"). The Committee may establish limits on the portion of an Account that may be invested hypothetically in any phantom investment fund or in any combination of phantom investment funds.

         Section 5.5. Phantom Investment Election. Each Eligible Employee shall elect pursuant to procedures established by the Committee to treat the amounts credited to his or her Account as if they were invested in one or more phantom investment funds (a "phantom investment election"). An Eligible Employee may change his or her phantom investment elections in accordance with the Committee's procedures. Any phantom investment election shall be effective only if made in accordance with the Committee's procedures.

         Section 5.6. Phantom Investment Adjustments. The Committee shall cause the Eligible Employee's Account to be adjusted from time to time for any earnings and losses as if it were invested in accordance with the Eligible Employee's phantom investment elections. Such adjustments shall be made until his or her Account is distributed in full under Article VII.


                                       5
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                                   ARTICLE VI

                                    VESTING

         Section 6.1. Amounts Deferred. An Eligible Employee shall be 100% vested at all times in the Eligible Employee's deferrals and the earnings thereon.

         Section 6.2. Matching Contributions. An Eligible Employee's Matching Contributions, and earnings thereon, shall be 100% vested at all times, unless otherwise determined by the Committee prior to crediting to the Eligible Employee's Account.

         Section 6.3. Discretionary Contributions. An Eligible Employee's Discretionary Contributions, and earnings thereon, shall become vested as determined by the Committee and as approved by the Nominating, Compensation and Governance Committee of the Board, or the Board.

                                  ARTICLE VII

                                 DISTRIBUTIONS

         Section 7.1. Distribution Elections.

                  (a) General. At the same time as an Eligible Employee makes a deferral election under Article II, he or she shall elect, pursuant to Section 7.2, the time as of which contributions credited to his or her Account for such Plan Year will be distributed and, pursuant to Section 7.3, the form in which such distribution will be made.

                  (b) Ongoing Election. In the absence of any contrary rule established by the Committee, a Separation from Service distribution election shall remain in effect for contributions credited to an Account for a subsequent Plan Year, unless revised or revoked during the annual enrollment period for such subsequent Plan Year. An in-service distribution election will expire at the end of the Plan Year for which it was made.

                  (c) Default. If an Eligible Employee fails to make an election as to the time or form of distribution of his or her Account (or subaccount, as applicable), his or her distribution will be made in a lump sum on the first day of the calendar month that is at least 6 months after the date of his or her Separation from Service.

         Section 7.2. Time of Distribution. Distribution of an Eligible Employee's Account (or subaccount, as applicable) may be made as a result of the Eligible Employee's Separation from Service, death, the occurrence of a hardship due to an unforeseeable emergency, or at a specified time while the Eligible Employee is still an Employee.

                  (a) Separation from Service. If distribution is made as a result of the Eligible Employee's Separation from Service, it will commence on the first regularly scheduled pay date that coincides with or immediately follows the first day of the calendar month that is (1) 6 months or 12 months (as selected by the Eligible Employee) from the date the Eligible Employee Separates from Service, if the Separation from Service is after Retirement Age, or (2) 6 months from the date the Eligible Employee Separates from Service, if the Separation from Service is before Retirement Age. If distribution is to be made in annual installments, any subsequent annual installments shall be made on the first regularly scheduled pay date that coincides with or next follows the first day of February of the applicable year.

                  (b) Death. If distribution is made as a result of the Eligible Employee's death, distribution will commence on the first regularly scheduled pay date that coincides with or immediately follows the first day of the calendar quarter immediately following the quarter in which his or her death occurred. If an Eligible Employee dies after distributions already have commenced pursuant to his or her Separation from Service or paragraph (c) below, the balance, if any, of his or her Account will be distributed on the first regularly scheduled pay date that coincides with or immediately follows the first day of the calendar quarter immediately following the quarter in which his or her death occurred.


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

                  (c) In-Service. An Eligible Employee may elect that his or her subaccount for a Plan Year be distributed or commence to be distributed on a regularly scheduled pay date coinciding with or next following the first day of February of any Plan Year that is at least two Plan Years after the deferrals were credited to such subaccount; provided he or she is an Employee on the date of the distribution. An Eligible Employee may revise such in-service distribution election to change the time of distribution; provided, however, that (1) the revision will not take effect until 12 months after the date it is made, (2) the revision must be made at least 12 months before the in-service distribution otherwise would commence, and (3) the in-service distribution will be deferred for at least 5 years from the date the in-service distribution would have commenced in the absence of the revision.

                  (d) Hardship Withdrawal due to Unforeseeable Emergency. An Eligible Employee shall have the right to request that the Committee distribute all, or a part of, his or her Account to him or to her in a lump sum if he or she experiences severe financial hardship resulting from an illness or accident of the Eligible Employee, the spouse of the Eligible Employee or a dependent (as defined in Section 152(a) of the Code) of the Eligible Employee, loss of the Eligible Employee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Eligible Employee (an "unforeseeable emergency"). The Committee shall have the sole discretion to determine whether to grant an Eligible Employee's withdrawal request under this Section 7.1(d) and the amount to distribute to the Eligible Employee; provided, however, that no distribution shall be made to an Eligible Employee under this Section 7.1(d) to the extent that such hardship is or may be relieved (1) through reimbursement or compensation by insurance or otherwise, (2) by liquidation of the Eligible Employee's assets, to the extent the liquidation of the Eligible Employee's assets would not itself cause severe financial hardship, or (3) by cessation of deferral elections under this Plan. The amount of any distributions from an Eligible Employee's Account pursuant to this Section 7.1(d) shall be limited to the amount necessary to meet the unforeseeable emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. An Eligible Employee who takes a hardship withdrawal under this Section 7.1(d) will be ineligible to make deferrals under the Plan for the remainder of the Plan Year. Distribution shall be made on the first regularly scheduled pay date that coincides with or immediately follows the first day of the calendar month following the determination by the Committee that a hardship withdrawal will be permitted.

                  (e) Delay of Payments Under Certain Circumstances. Notwithstanding the provisions of paragraph (a) through (d) above, to the extent permitted by Section 409A of the Code and the regulations thereunder, Oxford, in its discretion, may delay payment to a date after the payment date designated in such paragraphs under any of the following circumstances:

                  (1) Payments Made As Soon As Practicable After the Specified Date. Payments will be made as soon as practicable after the date specified in paragraphs (a) through (d) and in any event within the same calendar year or, if later, by the fifteenth day of the third calendar month following the date specified in paragraphs (a) through
         (d).

                  (2) Payments that Would Violate a Loan Covenant or Similar Contractual Requirement. Payment will be delayed where the Committee reasonably anticipates that the making of the payment will violate a term of a loan agreement or other similar contract to which Oxford or another Company is a party and such violation will cause material harm to Oxford or such other Company; provided that the delayed payment is made at the earliest date at which the Committee reasonably anticipates that the making of the payment will not cause such violation, or such violation will not cause material harm to Oxford or the Company, and provided that the facts and circumstances indicate that Oxford or the Company entered into such loan agreement or other similar contract for legitimate business reasons and not to avoid the restrictions on deferral elections and subsequent deferral elections under Section 409A of the Code.

                  (3) Payments that Would Violate Federal Securities Laws or Other Applicable Law. Payment will be delayed where the Committee reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law; provided that the delayed payment is made at the earliest date at which the Committee reasonably anticipates that the making of the payment will not cause such violation.

         Section 7.3. Distribution Forms.

                  (a) Separation from Service After Retirement Age. An Eligible Employee may elect that if he or she Separates from Service after Retirement Age, his or her subaccount for a Plan Year shall be distributed in a lump sum or annual installments over 2 to 15 years. Notwithstanding anything in this paragraph (a) to the contrary, if the Eligible Employee's Account balance following Separation from Service is less than $25,000, then the Account will be distributed in a lump sum.

                  (b) Separation from Service Before Retirement Age or Death. If the Eligible Employee Separates from Service before Retirement Age or dies, his or her entire Account will be distributed in a lump sum, regardless of whether in-service distributions have commenced pursuant to Section 7.2(c).

                  (c) In-Service. An Eligible Employee may elect that an in-service distribution of his or her subaccount for a Plan Year elected in accordance with Section 7.2(c) be paid in a lump sum or in annual installments over 2 to 5 years. An Eligible Employee may revise such in-service distribution election to change the form of distribution; provided, however, that (1) the revision will not take effect until 12 months after the date it is made, (2) the revision must be made at least 12 months before the in-service distribution otherwise would commence, and (3) the in-service distribution will be deferred for at least 5 years from the date the in-service distribution would have commenced in the absence of the revision. If the Eligible Employee Separates from Service before Retirement Age or dies, his or her Account will be distributed in accordance with Section 7.3(b) and not this Section 7.3(c), even if distributions had commenced under this Section 7.3(c). However, if the Eligible Employee Separates from Service after Retirement Age, then any distributions that had commenced under this Section 7.3(c) shall continue as scheduled (unless the Eligible Employee's Account balance following Separation from Service is less than $25,000), but if distributions had not commenced under this Section 7.3(c), all distributions shall be made in accordance with the form elected in Section 7.3(a). Notwithstanding anything in this paragraph to the contrary, if the Eligible Employee's subaccount balance for which an in-service distribution election has been made is less than $5,000 at the time of in-service distribution commencement, such subaccount balance will be distributed in a lump sum.

                  (d) Installments. The amount of any installment distributable under this Section 7.3 shall be computed by multiplying the portion of the Eligible Employee's Account (or subaccount, as applicable) to be distributed in installments by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one.

         Section 7.4. Beneficiary. An Eligible Employee shall designate (on a form provided for this purpose) a person, or more than one person, as his or her Beneficiary to receive the balance credited to his or her Account in the event of his or her death. An Eligible Employee may change his or her Beneficiary designation at any time. If no Beneficiary designation is in effect on the date an Eligible Employee dies or if no designated Beneficiary survives the Eligible Employee, the Eligible Employee's estate automatically shall be treated as his or her Beneficiary under this Plan.

                                  ARTICLE VIII

                              NO FUNDING OBLIGATION

         The obligation of the Company to make any distributions under this Plan shall be unfunded and unsecured; all distributions to, or on behalf of, an Eligible Employee under this Plan shall be made from the general assets of the Company, and any claim by an Eligible Employee or Beneficiary against the Company for any distribution under this Plan shall be treated the same as a claim of any general and unsecured creditor of Oxford or of any other Company by whom the Eligible Employee was employed. Notwithstanding the foregoing, Oxford may, in its discretion, establish one or more irrevocable grantor trusts for the purpose of funding all or part of its obligations under this Plan; provided, however, that the terms of any such trusts require that the assets thereof remain subject to the claims of Oxford's and the other Company's judgment creditors and are non-assignable and non-alienable by any Eligible Employee or Beneficiary prior to distribution thereof.

                                   ARTICLE IX

                        COMPLIANCE WITH CODE SECTION 409A


         Oxford intends that this Plan meet the requirements of Section 409A(a)(2), (3) and (4) of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the "Requirements") and be operated in accordance with such Requirements so that compensation deferred under this Plan (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in this Plan shall be construed to effect the intent as described in this Article IX. If any provision of this Plan is found to be in violation of the Requirements, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render such provision in conformity with the Requirements, or shall be deemed excised from this Plan, and this Plan shall be construed and enforced to the maximum extent permitted by the Requirements as if such provision had been originally incorporated in this Plan as so modified or restricted, or as if such provision had not originally been incorporated in this Plan, as the case may be.

                                   ARTICLE X

                                 MISCELLANEOUS

         Section 10.1. Medium of Payment. All distributions under this Plan shall be made in cash.

         Section 10.2. Making and Revoking Elections and Designations. Any election or designation or revised election or designation under this Plan shall be effective only when the properly completed election or designation form is received by the Committee or its delegate before the Eligible Employee's death, subject to the rules set forth in this Plan.

         Section 10.3. Statements. Oxford or its agent shall provide periodic statements to the Eligible Employee to show his or her Account balance.

         Section 10.4. Claims Procedure. Any claim for a benefit under this Plan shall be filed and resolved in accordance with the claims procedure provided under the 401(k) Plan, which procedure hereby incorporated in this Plan by reference, except that (a) the Committee of this Plan shall be the entity with whom a claim for review should be filed under this Plan and (b) the Committee has absolute discretion to resolve any claims under this Plan.

         Section 10.5. Withholding. The Company may take whatever action that the Company deems appropriate to satisfy applicable federal, state and local income tax withholding requirements that the Company determines applicable under this Plan.

         Section 10.6. No Liability. No Eligible Employee and no Beneficiary of an Eligible Employee shall have the right to look to, or have any claim whatsoever against, any officer, director, employee or agent of the Company in his or her individual capacity for the distribution of any Account.

         Section 10.7. Nonalienation of Benefits. No benefit or payment under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, levy upon or charge the same shall be void. Notwithstanding this statement, if an Eligible Employee is indebted to the Company at any time when payments are required to be made under the provisions of this Plan, the Company shall have the right to reduce the amount of payments remaining to be made to the Eligible Employee or his or her Beneficiary under the Plan to the extent of such indebtedness. An election by the Company not to reduce such payment shall not constitute a waiver of its claim for such indebtedness.

         Section 10.8. Plan Administration. The Committee shall be the administrator of this Plan, and the Committee has the exclusive responsibility and complete discretionary authority to control the operation, management and administration of this Plan, with all powers necessary to enable it properly to carry out those responsibilities, including (but not limited to) the power to construe this Plan, to determine eligibility for benefits, to settle disputed claims and to resolve all administrative, interpretive, operational, equitable and other questions that arise under this Plan. The decisions of the Committee on all matters within the scope of its authority shall be final and binding. To the extent a discretionary power or responsibility under this Plan is expressly assigned to a person by the Committee, that person will have complete discretionary authority to carry out that power or responsibility and that person's decisions on all matters within the scope of that person's authority will be final and binding.

         Section 10.9. Construction. This Plan shall be construed in accordance with the laws of the State of Georgia. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to the singular shall include the plural and all references to the plural shall include the singular.

         Section 10.10. No Contract of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and an Eligible Employee, as a right of any Eligible Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge an Eligible Employee with or without cause.

         Section 10.11. ERISA. Oxford intends that this Plan come within the various exceptions and exemptions to ERISA for a plan maintained for a "select group of management or highly compensated employees" as described in Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. Any ambiguities in this Plan shall be construed to affect the intent as described in this Section 10.11.

         Section 10.12. Amendment and Termination. The Nominating, Compensation and Governance Committee of the Board shall have the right to amend this Plan from time to time and to terminate this Plan at any time; provided, however, that (a) the balance credited to each Account immediately after any such amendment or termination shall be no less than the balance credited to such Account immediately before such amendment or termination (as adjusted for phantom investment fund performance), (b) the Nominating, Compensation and Governance Committee may not accelerate the distribution of Account balances under this Plan upon termination, except to the extent permissible under Section 409A of the Code and the regulations thereunder, and (c) except to conform to the requirements of Section 409A of the Code, no amendment or termination shall adversely affect an Eligible Employee's right to the distribution of his or her Account or his or her Beneficiary's right to the distribution of such Account.

         Section 10.13. Pre-2005 Oxford Plan.

                  (a) Pre-2005 Deferrals. The Pre-2005 Oxford Plan and any liabilities thereunder hereby are a part of this Plan effective as of January 1, 2006. Any amounts deferred before January 1, 2005 under the Pre-2005 Oxford Plan (as determined in accordance with Section 409A of the Code and the regulations thereunder) shall be governed by the terms of the Pre-2005 Oxford Plan, which is attached to this Plan as Exhibit A. Nothing herein is intended to give any additional benefits to or enhance the benefits of a participant in the Pre-2005 Oxford Plan and it is intended that amounts deferred under that plan (and any earnings on such amounts) are not subject to Section 409A of the Code. There shall be no further deferrals under the terms of the Pre-2005 Oxford Plan after December 31, 2004.

                  (b) Post-2004 and Pre-2006 Deferrals. The Pre-2005 Oxford Plan is amended to comply with Section 409A of the Code in the form of the addendum attached to this Plan as Exhibit B with respect to amounts deferred in taxable years beginning after December 31, 2004 and before January 1, 2006.

         Section 10.14. Tommy Bahama Plan.

                  (a) Pre-2005 Deferrals. The Tommy Bahama Plan and any liabilities thereunder hereby are a part of this Plan effective as of January 1, 2006. Any amounts deferred before January 1, 2005 under the Tommy Bahama Plan (as determined in accordance with Section 409A of the Code and the regulations thereunder) shall be governed by the terms of the Tommy Bahama Plan, which is attached to this Plan as Exhibit C. Nothing herein is intended to give any additional benefits to or enhance the benefits of a participant in the Tommy Bahama Plan and it is intended that amounts deferred under that plan (and any earnings on such amounts) are not subject to Section 409A of the Code. There shall be no further deferrals under the terms of the Tommy Bahama Plan after December 31, 2004.

                  (b) Post-2004 and Pre-2006 Deferrals. The Tommy Bahama Plan is amended to comply with Section 409A of the Code in the form of the addendum attached to this Plan as Exhibit D with respect to amounts deferred in taxable years beginning after December 31, 2004 and before January 1, 2006. Each Deferred Compensation Account maintained under the Tommy Bahama Plan for a person who is an active Employee on January 1, 2006 shall be fully vested as of January 1, 2006.

         IN WITNESS WHEREOF, Oxford Industries, Inc. has caused this Plan document to be executed this 11th day of November, 2005.

OXFORD INDUSTRIES, INC.

By: /s/ Sheridan B. Johnson

                                    EXHIBIT A


                         [ATTACH PRE-2005 OXFORD PLAN.]

                                    EXHIBIT B


                              PRE-2005 OXFORD PLAN

                  SPECIAL RULES APPLICABLE TO 2005 COMPENSATION


         Notwithstanding any other provision of the Pre-2005 Oxford Plan to the contrary, the provisions of this Exhibit B shall supersede all inconsistent provisions of the Pre-2005 Oxford Plan with respect to amounts deferred in taxable years beginning after December 31, 2004 (and earnings on such amounts); provided that all other provisions of the Pre-2005 Oxford Plan shall apply with respect to such deferrals to the extent not inconsistent with the provisions of this Exhibit B or Section 409A of the Code, as determined by the Plan Administrator in its sole and absolute discretion. This Exhibit B is intended to
(a) satisfy the requirements of Section 409A(a)(2), (3) and (4) of the Code for deferrals made after December 31, 2004 and (b) not constitute a material modification of the Pre-2005 Oxford Plan with respect to amounts deferred before January 1, 2005.

         1. Account(s). A separate bookkeeping account shall be established to account for deferrals made in taxable years beginning after December 31, 2004 and any earnings on such deferrals. The portion of any Account that was not fully vested on December 31, 2004 shall be treated as a deferral made in taxable years beginning after December 31, 2004.

         2. Financial Hardship. The definition of "Financial Hardship" under Section 2.14 of the Pre-2005 Oxford Plan shall not include "financial hardship of the Participant resulting from a Disability of the Participant."

         3. Hardship Distributions. Any actions taken by the Committee pursuant to Section 5.4 of the Pre-2005 Oxford Plan shall be made in compliance with Section 409A(a)(2)(A)(vi) and related regulations and other guidance issued with respect to distributions upon the occurrence of an unforeseeable emergency.

         4. Distribution of Retirement Account. If a Participant terminates employment prior to Retirement, the Retirement Account shall be paid in the form of a lump sum payment under Section 5.1 of the Pre-2005 Oxford Plan, with no Committee discretion to pay in another form.

         5. Withdrawal with Penalty. The provisions of Section 5.5 of the Pre-2005 Oxford Plan shall not apply.

         6. Complete Termination. Section 9.2 of the Pre-2005 Oxford Plan is amended to provide that in the event of complete termination, the Pre-2005 Oxford Plan shall cease to operate and the Company may provide for the distribution of each Account to the appropriate Participant in the form of a lump sum on termination of the Plan to the extent permissible under Section 409A of the Code and the regulations and other guidance issued thereunder.

                                    EXHIBIT C


                           [ATTACH TOMMY BAHAMA PLAN.]

                                    EXHIBIT D


                                TOMMY BAHAMA PLAN

                  SPECIAL RULES APPLICABLE TO 2005 COMPENSATION


         Notwithstanding any other provision of the Tommy Bahama Plan to the contrary, the provisions of this Exhibit D shall supersede all inconsistent provisions of the Tommy Bahama Plan with respect to amounts deferred in taxable years beginning after December 31, 2004 (and earnings on such amounts); provided that all other provisions of the Tommy Bahama Plan shall apply with respect to such deferrals to the extent not inconsistent with the provisions of this Exhibit D or Section 409A of the Code, as determined by the Plan Administrator in its sole and absolute discretion. This Exhibit D is intended to (a) satisfy the requirements of Section 409A(a)(2), (3) and (4) of the Code for deferrals made after December 31, 2004 and (b) not constitute a material modification of the Tommy Bahama Plan with respect to amounts deferred before January 1, 2005.

         1. Account(s). A separate bookkeeping account shall be established to account for deferrals made in taxable years beginning after December 31, 2004 and any earnings on such deferrals. The portion of any Deferred Compensation Account that was not fully vested on December 31, 2004 shall be treated as a deferral made in taxable years beginning after December 31, 2004.

         2. Cancellation of Deferral Election Upon Unforeseeable Financial Emergency. Section 3.2(c) of the Tommy Bahama Plan is amended to provided that the Plan Administrator shall terminate the Participant's Deferral Election during the Plan Year in the event of an Unforeseeable Financial Emergency.

         3. Time and Method of Payment. Section 5.1 of the Tommy Bahama Plan is amended to provide that an election to receive a single, lump sum payment in lieu of installment payments must be made by filing a written election with the Plan Administrator no later than December 31, 2004.

         4. Amendment and Termination. Under Section 8 of the Tommy Bahama Plan, upon termination of the Tommy Bahama Plan, the Company may provide that, notwithstanding the Participant's Distribution Date, all Deferred Compensation Account balances will be distributed on a date selected by the Company only to the extent permissible under Section 409A of the Code and the regulations and other guidance issued thereunder.


                                  END OF FILING